Exhibit 10.29

Amendment No. 15

to the

Amended and Restated Airbus A320 Family Aircraft Purchase Agreement

dated as of October 2, 2007

between

AIRBUS S.A.S.

and

US AIRWAYS, INC.

This Amendment No. 15 to the Amended and Restated Airbus A320 Family Aircraft Purchase Agreement between Airbus S.A.S. and US Airways, Inc. (this “Amendment”) is entered into as of December 20, 2013 by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A. (the “Buyer”).

W I T N E S S E T H

WHEREAS, the Buyer and the Seller entered into an Amended and Restated Airbus A320 Family Purchase Agreement dated as of October 2, 2007, which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 dated as of January 11, 2008, Amendment No. 2 dated as of October 20, 2008 (“Amendment No. 2”), Amendment No. 3 dated as of January 16, 2009, Amendment No. 4 dated as of August 11, 2009, Amendment No. 5 dated as of October 2, 2009, Amendment No. 6 dated as of November 20, 2009, Amendment No. 7 dated as of April 1, 2010, Amendment No. 8 dated as of January 13, 2011, Amendment No. 9 dated as of March 31, 2011, Amendment No. 10 dated as of October 17, 2011, Amendment No. 11 dated as of December 15, 2011, Amendment No. 12 dated as of October 19, 2012, Amendment No. 13 dated as of July 3, 2013, and Amendment No. 14 dated as of September 30, 2013 (the “Agreement”), relates to the sale by the Seller and the purchase by the Buyer of certain Airbus single-aisle aircraft;

WHEREAS, pursuant to, inter alia, (i) Amendment No. 2, (ii) Amendment No. 2 to the A330 Purchase Agreement, and (iii) Amendment No. 1 to the Amended and Restated Airbus A350 XWB Purchase Agreement, each dated as of October 20, 2008, the *****, in exchange for the Buyer’s agreement to amend, among other things, certain provisions of the Aggregate Agreements (as defined in Amendment No. 2) including *****;

WHEREAS, the Buyer has ***** (as defined in Amendment No. 2)) under this Agreement, and *****; and

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

USA – Amendment No. 15 to Amended and Restated Airbus A320 Family Purchase Agreement	EXECUTION

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WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.	TERMINATION EVENT

Clause 21.1(11) of the Agreement is hereby amended and restated to read in its entirety as follows:

QUOTE

INTENTIONALLY LEFT BLANK.

UNQUOTE

2.	*****

Clause 22.15 of the Agreement is hereby amended and restated to read in its entirety as follows:

QUOTE

INTENTIONALLY LEFT BLANK.

UNQUOTE

3.	EFFECT OF AMENDMENT

3.1	The provisions of this Amendment constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

3.2	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

4.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

USA – Amendment No. 15 to Amended and Restated Airbus A320 Family Purchase Agreement	EXECUTION

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5.	GOVERNING LAW

The governing law shall be as set forth in Clause 22.4 of the Agreement.

6.	COUNTERPARTS

This Amendment may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission or electronic mail), will be an original, and the counterparts will together constitute one and the same instrument.

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

USA – Amendment No. 15 to Amended and Restated Airbus A320 Family Purchase Agreement	EXECUTION

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.	AIRBUS S.A.S.

By:	By:

Its:	Its:

***** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

USA – Amendment No. 15 to Amended and Restated Airbus A320 Family Purchase Agreement	EXECUTION

PRIVILEGED AND CONFIDENTIAL